UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 22, 2010
Date of Report (Date of earliest event reported)

Reed’s, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S.Employer Identification No.)

13000 South Spring Street, Los Angeles, California 90061
(Address of principal executive offices)
(Zip Code)

(310) 217-9400
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Reed’s, Inc.

Item 8.01     Other Events.

On March 22, 2010, the Company issued a press release announcing that it has terminated the exclusivity section of the letter of intent regarding a possible merger with Jones Soda, Inc, which was announced on March 9, 2010.  A copy of the press release issued by the Company and Reed's, Inc. is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of Reed's, Inc., dated March 22, 2010.

The disclosures in response to Item 1.01 of this Current Report on Form 8K are incorporated herein by this reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REED’S, INC.

Dated: March 22, 2010	By:	/s/ James Linesch
James Linesch Chief Financial Officer